                            SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                       OF 1934 (AMENDMENT NO.          )

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ANDREA ELECTRONICS CORPORATION
 ---------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
 ---------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

      --------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------
   * Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

       -------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------

   (3) Filing Party:

       -------------------------------------------------------------------

   (4) Date Filed:

       -------------------------------------------------------------------

                         ANDREA ELECTRONICS CORPORATION
                                 11-40 45th Road
                         Long Island City, New York 11101



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 1996



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ANDREA ELECTRONICS CORPORATION ("Company") will be held at the Garden City Hotel, 45 7th Street, Garden City, New York 11530, on Thursday, June 20, 1996 at 10:00 A.M. local time, for the following purposes:



1. To elect eight directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To ratify the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1996.

3. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.


     The transfer books will not be closed for the Annual Meeting. Only shareholders of record at the close of business on April 26, 1996 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.



     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.


                                           By Order of the Board of Directors


                                                            Jeffrey S. Gosman
                                                                    Secretary

                                                   Long Island City, New York
April 29, 1996

                           ANDREA ELECTRONICS CORPORATION



                                   PROXY STATEMENT



                                 GENERAL INFORMATION



ANNUAL MEETING

     This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of Andrea Electronics Corporation ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on June 20, 1996 and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

     The Company's executive offices are located at 11-40 45th Road, Long Island City, New York 11101. On or about May 6, 1996, this Proxy Statement, the enclosed form of proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995, which contains audited financial statements, are to be mailed to shareholders of record as of the close of business on April 26, 1996.

SOLICITATION AND REVOCATION

     Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under the caption Election Of Directors, "FOR" the selection of Arthur Andersen LLP to serve as the Company's independent accountants for the year ending December 31, 1996, and, in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

     The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. Shares represented by proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy.

RECORD DATE; OUTSTANDING SHARES

     The Board of Directors has fixed the close of business on April 26, 1996 as the record date for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on that date, an aggregate of 3,462,508 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company's shareholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Annual Meeting.

                              SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 26, 1996 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 in the 1995 fiscal year, and (iv) all directors and executive officers of the Company as a group.

NAME OF                          AMOUNT AND NATURE OF        PERCENT OF
BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP(1)     CLASS
- ----------------                 --------------------        ----------

Frank A. D. Andrea, Jr.(2)       593,151(3)                  16.0%
Mary Louise Andrea (2)           593,151(3)                  16.0%
Camille Andrea Casling (2)       408,371                     11.8%
ANC-I Limited Partnership(4)     230,000                      6.6%
Phyllis Falino (2)               172,445                      5.0%
Douglas J. Andrea (2)            186,733(5)                   5.2%
John N. Andrea (2)               184,827(6)                   5.1%
Patrick D. Pilch                 37,500(7)                    1.1%
Paul M. Morris                   25,000                      *
Christopher Dorney                2,700(8)                   *
Scott Koondel                     2,500(9)                   *
Gary A. Jones                       300                      *
Directors and Executive
  Officers as a group
  (8 persons)                    1,032,711(10)                25.3%

* Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934. The information concerning the shareholders is based upon information furnished to the Company by such shareholders. Except as otherwise indicated, all of the shares are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

(2) Camille Andrea Casling and Phyllis Falino are sisters of Frank A.D. Andrea, Jr., Chairman of the Company. Mary Louise Andrea is the spouse of Frank A.D. Andrea, Jr. Douglas J. Andrea and John N. Andrea, Co-Presidents of the Company, are the sons of Frank A.D. Andrea, Jr. and Mary Louise Andrea. The address of each of these individuals and ANC-I Limited Partnership is c/o the Company, 11-40 45th Road, Long Island City, New York 11101.

(3)     Includes (i) 56,174 shares owned directly by Frank A.D. Andrea, Jr.,
(ii) 56,173 shares owned by Mary Louise Andrea, his spouse, (iii) 30,804 shares owned by a son of Mr. and Mrs. Andrea, (iv) 200,000 of the 230,000 shares owned by ANC-I Limited Partnership, representing Mr. Andrea's 43.48% and Mrs. Andrea's 43.48% interest in ANC-I Limited Partnership, and (v) 250,000 shares issuable to Mr. Andrea upon the exercise of options which are currently exercisable and exercisable within 60 days from the date hereof. Mr. and Mrs. Andrea disclaim beneficial ownership of the shares owned by the son.

(4) ANC-I Limited Partnership is a Delaware limited partnership, of which the General Partners are Frank A. D. Andrea, Jr. and Mary Louise Andrea. Each of John N. Andrea and Douglas J. Andrea are limited partners of this partnership.

(5) Includes (i) 16,329 shares owned directly by Douglas J. Andrea, (ii) 1,904 shares owned by Mr. Andrea's spouse, (iii) 6,000 of the 230,000 shares owned by ANC-I Limited Partnership, representing Mr. Andrea's 2.6% interest in ANC-I Limited Partnership, and (iv) 162,500 shares issuable upon the exercise of options which are currently exercisable and exercisable within 60 days from the date hereof. Does not include 37,500 shares which are not currently exercisable or exercisable within 60 days from the date hereof.

(6) Includes (i) 6,160 shares owned directly by John N. Andrea, (ii) 10,167 shares owned by Mr. Andrea's spouse and minor children, (iii) 6,000 of the 230,000 shares owned by ANC-I Limited Partnership, representing Mr. Andrea's 2.6% interest in ANC-I Limited Partnership, and (iv) 162,500 shares issuable upon the exercise of options which are currently exercisable and exercisable within 60 days from the date hereof. Does not include 37,500 shares which are not currently exercisable or exercisable within 60 days from the date hereof.

(7) Includes 37,500 shares issuable upon the exercise of options which are currently exercisable pursuant to the terms of the 1991 Performance Equity Plan (the "1991 Plan"). Does not include 37,500 shares issuable upon the exercise of options which are not currently exercisable and will not become exercisable within the next 60 days.

(8) Includes 2,500 shares issuable upon the exercise of options which are currently exercisable pursuant to the terms of the 1991 Plan. Does not include 7,500 shares issuable upon the exercise of options which are not currently exercisable and will not become exercisable within the next 60 days.

(9) Does not include 25,000 shares issuable upon the exercise of options which are not currently exercisable and will not become exercisable within the next 60 days.

(10) Includes the shares issuable upon the exercise of the options discussed in notes (3) and (5) through (9) above.


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock in the Company. Officers, directors and greater-than-ten percent shareholders are also required to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements were complied with.

                    PROPOSAL 1: ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Board of Directors shall determine the number of directors. The Board has determined that the number of directors to be elected at the annual meeting shall be eight. The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Such persons include all of the executive officers of the Company. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of these candidates. The nominees receiving the highest vote totals will be elected as the Directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election for Directors of the Company. In case any of these nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment. The election of directors requires a plurality of those shares voted at the meeting with respect to the election of directors.

INFORMATION ABOUT NOMINEES

FRANK A.D. ANDREA, JR.

     Mr. Andrea, age 69, has been Chairman of the Board since December 1965 and a Director of the Company since 1962. He served as President of the Company from December 1965 to November 1992. Mr. Andrea is the father of Douglas J. Andrea and John N. Andrea.

JOHN N. ANDREA

     Mr. Andrea, age 38, has been Co-President of the Company since November 1992 and a Director of the Company since 1992. He served as Executive Vice President of the Company from January 1992 to November 1992 and as Sales & Marketing Director from September 1991 to November 1992. Mr. Andrea is the son of Frank A.D. Andrea, Jr. and the brother of Douglas J. Andrea.

DOUGLAS J. ANDREA

     Mr. Andrea, age 33, has been Co-President of the Company since November 1992 and a Director of the Company since 1991. He served as Vice President - Engineering of the Company from December 1991 to November 1992, and as Secretary of the Company from 1989 to January 1993. Mr. Andrea is the son of Frank A.D. Andrea, Jr. and the brother of Douglas J. Andrea.

PATRICK D. PILCH

     Mr. Pilch, age 36, has been Executive Vice President and Chief Financial Officer of the Company since April 1995 and a Director of the Company since 1992. He served as Vice President - Investment Banking at Greenwich Capital Markets, Inc. from November 1991 to April 1995, and is a Certified Public Accountant.

PAUL M. MORRIS

     Mr. Morris, age 35, has been a Director of the Company since 1992. He has been a Partner at Weiss, Peck & Greer since 1995 and prior to that he was employed by Union Bank of Switzerland from 1987 to 1995, where his last position was Managing Director - Equities.

CHRISTOPHER DORNEY

     Mr. Dorney, age 53, has been a Director of the Company since April 1995. He has been President of the Pulse Laser Division of Holographics, Inc. since September 1994. He served as Director of Business Development at Grumman Corporation s Electronic System Division from January 1989 to September 1994.

SCOTT KOONDEL

     Mr. Koondel, age 32, has been a Director of the Company since April 1995. He has been the Eastern Manager, Off-Network Television, Paramount Pictures, a subsidiary of Viacom International since June 1993, and was the National Sales Manager for WPIX-TV, a division of Tribune Broadcasting, from June 1990 to June 1993.

GARY A. JONES

     Mr. Jones, age 50, has been a Director of the Company since April 1996. He has served as President of Digital Technologies, Inc. since 1994 and was Chief Engineer, Allied Signal Ocean Systems from 1987 to 1994.

DIRECTORS' FEES, BOARD MEETINGS AND COMMITTEES

     The Board does not have a nominating committee or a committee performing similar functions. In fiscal 1995, the Audit Committee was comprised of Messrs. Douglas J. Andrea, Paul M. Morris, Christopher Dorney and Scott Koondel. The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of the financial reporting; the committee also meets with the independent accountants and with appropriate Company financial personnel about these matters. The Audit Committee met four times during 1995. The Compensation Committee is comprised of Paul M. Morris, Scott Koondel and Christopher Dorney. The Compensation Committee administers the 1991 Plan and makes recommendations to the Board of Directors with respect to the compensation of management. The Compensation Committee met four times in 1995. The Board of Directors held six meetings during the last year. None of the directors attended less than 75% of such meetings.

     Each outside director receives a fee of $500 for each meeting attended. Patrick D. Pilch, as an outside director for one meeting received $500. Paul
M. Morris, Scott Koondel and Christopher Dorney were each paid directors' fees in the amount of $3000 during 1995.

EXECUTIVE COMPENSATION

     The following table sets forth information during the last three fiscal years, respecting compensation earned by the three most highly compensated executive officers, including the Chief Executive Officer.

                       SUMMARY COMPENSATION TABLE


                                                               Other Annual
Name and                         Salary            Bonus       Compensation
Principal Position      Year       ($)              ($)             ($)
- ------------------      ----    ---------      ------------   --------------

Frank A.D. Andrea, Jr.  1995    161,160        0              8,820(1)
Chairman of the Board,  1994    204,109        15,000         2,344(2)
Chief Executive Officer 1993    163,000        0              9,222(3)

John N. Andrea          1995    174,616        0              7,307(4)
Co-President            1994    141,956        10,000         3,987(5)
                        1993    122,425        10,000         7,363(6)

Douglas J. Andrea       1995    184,616        0              7,955(7)
Co-President            1994    142,500        10,000         1,916(8)
                        1993     99,567        10,000         5,932(9)


(1) Represents contribution to Company's profit sharing plan equal to $6,750, or 4.2% of Frank Andrea's salary, and car allowance payments of $2,070.

(2) Represents contribution to Company s profit sharing plan equal to $2,344, or 1.1% of Frank Andrea s salary.

(3) Represents contribution to Company's profit sharing plan equal to $7,335, or 4.5% of Frank Andrea's salary, and car allowance payments of $1,887.

(4) Represents contribution to Company's profit sharing plan equal to $4,508, or 2.6% of John Andrea's salary, and car allowance payments of $2,807.

(5) Represents contribution to Company's profit sharing plan equal to $3,987, or 2.8% of John Andrea's salary.

(6) Represents contribution to Company's profit sharing plan equal to $3,973, or 3.2% of John Andrea's salary, and car allowance payments and partial payment of club fees aggregating $3,390.

(7) Represents contribution to Company's profit sharing plan equal to $6,059, or 3.3% of Douglas Andrea's salary, and car allowance payments of $1,896.

(8) Represents contribution to Company's profit sharing plan equal to $1,916, or 1.3% of Douglas Andrea's salary.

(9) Represents contribution to Company's profit sharing plan equal to $4,481, or 4.5% of Douglas Andrea's salary, and car allowance payments of $1,451.

                      FISCAL YEAR END OPTION VALUES(1)

                       Number of Securities       Value of Unexercised
                       Underlying Options at      In-the-Money Options
                       Fiscal Year End --         at Fiscal Year End --
Name                   Exercisable/Unexercisable  Exercisable/Unexercisable(2)
- -----------            -------------------------   ---------------------------
Frank A.D. Andrea, Jr. 250,000 shares/             $2,717,550/
                       0 shares (3)(6)               $0

John N. Andrea         162,500 shares/             $1,616,250/
                       37,500 shares (4)(6)          $1,563

Douglas J. Andrea      162,500 shares/             $1,616,250/
                       37,500 shares (5)(6)          $1,563


(1) No options were granted or exercised by any of the above-named persons during fiscal 1995.

(2) Values based on a closing trade price for the Company's Common Stock on December 29, 1995 of $12-1/8 per share.

(3) Frank Andrea was granted options under the 1991 Plan to purchase 100,000 shares at a price of $.908 per share on December 31, 1991 and to purchase 150,000 shares at a price of $1.486 per share on June 26, 1992.

(4) John Andrea was granted options under the 1991 Plan to purchase 150,000 shares at a price of $1.35 per share on June 26, 1992 and to purchase 50,000 shares at a price of $12.00 per share on September 12, 1994. The 1994 grant was subject to shareholder approval of an increase in the number of shares covered by the 1991 Plan, which approval was obtained in September 1995.

(5) Douglas Andrea was granted options under the 1991 Plan to purchase 150,000 shares at a price of $1.35 per share on June 26, 1992 and to purchase 50,000 shares at a price of $12.00 per share on September 12, 1994. The 1994 grant was subject to shareholder approval of an increase in the number of shares covered by the 1991 Plan, which approval was obtained in September 1995.

(6) Of the options granted, none were exercisable during the first year following grant; 25% of the options became exercisable during the second year following grant; an additional 25% will become exercisable during the third year following grant; and the remaining 50% will become exercisable during the fourth year following grant.

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return for the five years ended December 31, 1995 based upon the market price of the Company's Common Stock with the cumulative total return on the AMEX Market Value Index and the AMEX High Technology Subindex. The Company has elected to compare its yearly percentage change in total stockholder return against the AMEX High Technology Subindex because during 1995 the Company commenced sales of products embodying its Andrea Anti-Noise(Registered Trademark) technology for voice-activated computing, telecommunications and computer/Internet communications. While revenue from the sale of these products comprised a small percentage of the Company's 1995 total revenue, the Company believes that an increasing percentage of its revenue will be derived from the sale of these technology-oriented products. The graph assumes a $100 investment on January 1, 1991 and the reinvestment of all dividends.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
               ANDREA ELECTRONICS CORPORATION, AMEX MARKET INDEX AND
                           AMEX HIGH TECHNOLOGY SUBINDEX

       Andrea Electronics                            AMEX High
Year   Corporation             AMEX Market Index     Technology Subindex
- ----   ------------------      -----------------     --------------------
1991   89.74                   128.20                172.59
1992   458.96                  129.55                146.37
1993   2,474.28                154.84                162.29
1994   2,448.64                140.73                156.23
1995   1,243.55                177.90                242.45

                        [GRAPH TO BE FILED UNDER FORM SE]

COMPENSATION COMMITTEE REPORT

     For the year ended December 31, 1995, the majority of the Compensation Committee of the Board of Directors for the Company was composed of independent Directors. Currently, the Compensation Committee is comprised of Paul M. Morris, Scott Koondel and Christopher Dorney. The Compensation Committee is responsible for establishing and monitoring compensation policies of the Company, evaluating the performance of executive officers and establishing salary rates and increases.

     It is the policy of the Company to evaluate the performance of senior management annually using subjective criteria established by the Committee. Compensation increases are determined by the Committee based on annual evaluations. In addition, the Committee supplements its criteria with extensive consultative studies of best compensation practices within the industry in which the Company is engaged. The Committee reviews the evaluations and sets compensation levels for the coming year.

    The Compensation Committee considerations include management skills, long-term performance, shareholder returns, operating results, new product and technological developments and introductions, asset-liability management, and unusual accomplishments as well as economic conditions and other external events that affect the operations of the Company. Compensation policies must promote the attraction and retention of highly qualified executives and the motivation of these executives for performance related to a financial interest in the success of the Company and the enhancement of long-term shareholders' value.

     In addition to salaries, the Company's compensation plan includes the awarding of stock options based on performance, length of service and salary grades. The awards of stock options should provide increased motivation to work for the success of the Company, thereby increasing the potential for personal financial success. Options granted to executives and employees are at a price equal to the closing price of the Company's stock on the date of grant.

     The compensation of the Chairman of the Board and the two Co-Presidents has been reconfigured to reflect new and expanded responsibilities among them and their compensation for fiscal 1995 reflects these changes. The two co-presidents have assumed certain responsibilities from the Chairman of the Board which justify their higher compensation.

                                       Compensation Committee

                                       Paul M. Morris
                                       Scott Koondel
                                       Christopher Dorney

                         INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected the firm of Arthur Andersen LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1996, subject to ratification by the shareholders. Arthur Andersen LLP served as the Company's independent accountants for the year ended December 31, 1995. The Board of Directors recommends a vote FOR ratification of this selection. A representative of Arthur Andersen LLP is expected to be present at the meeting with an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                          SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                            SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the annual meeting for the 1996 fiscal year must be received at the Company's offices by January 3, 1997 for inclusion in the proxy materials relating to that meeting.

                               OTHER BUSINESS

     Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment. Any such matter properly coming before the Annual Meeting will be decided by a majority of the votes cast with respect to such matter. Abstentions and broker non-votes are not considered as cast and, accordingly, will have no effect on the vote with respect to such matter.

                                      By Order of the Board of Directors



                                      Jeffrey S. Gosman
                                      Secretary

Long Island City, New York
April 29, 1996

Solicited By The Board Of Directors for Annual Meeting To Be Held on June 20,
1996

PROXY

The undersigned Shareholder(s) of ANDREA ELECTRONICS CORPORATION, a New York corporation ("Company"), hereby appoints Frank A.D. Andrea, Jr. and John N. Andrea, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 20, 1996 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

1. To elect the following Directors: Frank A.D. Andrea, Jr.; Douglas J. Andrea; John N. Andrea; Christopher Dorney; Gary A. Jones; Scott Koondel; Paul
M. Morris; and Patrick D. Pilch.

FOR ( )                WITHHELD ( )

(INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name in the space provided)

2. To ratify the selection of Arthur Andersen LLP as the Company's indepedent accountants for the year ending December 31, 1996.

3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

( ) I plan on attending the Annual Meeting.

Date         , 1996

Signature


Signature if held jointly


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


ANDREA ELECTRONICS CORPORATION